    EXHIBIT 99.1

Oil States Announces Third Quarter 2026 Results
•Consolidated revenues of $170 million increased 8% sequentially
•Net income of $3 million, or $0.05 per share
•Adjusted net income totaled $8 million, or $0.15 per share, excluding charges (a non-GAAP measure(1))
•Adjusted EBITDA (a non-GAAP measure(1)) of $20 million
•Offshore Manufactured Products segment revenues increased 13% sequentially
◦Backlog grew 7% sequentially to $482 million (highest level since December 2014)
◦Third quarter book-to-bill ratio was 1.3x
•Downhole Technologies segment generated revenues of $42 million, a 6% sequential increase
•Purchased $4 million of our common stock
•Board of Directors approved a new $50 million common stock repurchase authorization, expiring in October 2028
HOUSTON, October 30, 2026 – Oil States International, Inc. (NYSE: OIS):

	Three Months Ended			% Change
(Unaudited, In Thousands, Except Per Share Amounts)	September 30, 2026	June 30, 2026	September 30, 2025	Sequential	Year-over-Year
Consolidated results:
Revenues	$169,764	$156,659	$165,180	8%	3%
Operating income(2)	6,335	11,712	4,748	(46)%	33%
Adjusted operating income, excluding charges and credits(1)	11,849	10,615	8,308	12%	43%
Net income	3,116	5,910	1,900	(47)%	64%
Adjusted net income, excluding charges and credits(1)	8,485	8,407	4,717	1%	80%
Adjusted EBITDA(1)	20,121	18,989	20,804	6%	(3)%

Revenues by segment:
Offshore Manufactured Products	$104,384	$92,724	$108,627	13%	(4)%
Completion and Production Services	23,159	24,274	27,525	(5)%	(16)%
Downhole Technologies	42,221	39,661	29,028	6%	45%

Revenues by destination:
Offshore and international	$121,752	$111,593	$123,356	9%	(1)%
U.S. land	48,012	45,066	41,824	7%	15%

Operating income (loss) by segment(2):
Offshore Manufactured Products	$14,795	$13,936	$17,603	6%	(16)%
Completion and Production Services	3,530	3,917	948	(10)%	n.m.
Downhole Technologies	2,145	2,737	(4,667)	(22)%	n.m.
Corporate	(14,135)	(8,878)	(9,136)	(59)%	(55)%

Adjusted Segment EBITDA(1):
Offshore Manufactured Products	$18,751	$17,907	$22,275	5%	(16)%
Completion and Production Services	6,113	6,570	7,953	(7)%	(23)%
Downhole Technologies	3,583	4,243	(689)	(16)%	n.m.
Corporate	(8,326)	(9,731)	(8,735)	14%	5%
___________________
(1)These are non-GAAP measures. See “Reconciliations of GAAP to Non-GAAP Financial Information” tables below for reconciliations to their most comparable GAAP measures as well as further clarification and explanation.
(2)Operating income (loss) for the three months ended September 30, 2026, June 30, 2026 and September 30, 2025 included charges totaling $5.5 million, $3.1 million and $3.6 million, respectively. Additionally, operating income for the three months ended June 30, 2026 included credits totaling $4.1 million. See “Reconciliation of GAAP to Non-GAAP Financial Information” below for additional information.

Oil States International, Inc. reported net income of $3.1 million, or $0.05 per share, and Adjusted EBITDA of $20.1 million for the third quarter of 2026 on revenues of $169.8 million. These results compare to revenues of $156.7 million, net income of $5.9 million, or $0.10 per share, and Adjusted EBITDA of $19.0 million reported in the second quarter of 2026.
Oil States’ President and Chief Executive Officer, Lloyd Hajdik, stated:
“Our third quarter results exceeded the guidance we provided back in July and reflect continued execution across our diversified portfolio and the resilience of our offshore and international operations. Revenues increased 8% sequentially, driven by strong demand within our Offshore Manufactured Products and Downhole Technologies segments. We generated Adjusted EBITDA of $20.1 million. Contract bookings in our Offshore Manufactured Products segment increased 18% sequentially to $135 million, resulting in a book-to-bill ratio of 1.3x and backlog reaching its highest level since December 2014.
“Looking ahead, we remain focused on expanding our backlog, delivering profitable growth and strong cash flows, and returning capital to stockholders through disciplined capital allocation. Backed by our global manufacturing, engineering and service capabilities, strong financial position and ongoing strategic initiatives, we believe Oil States is well positioned to benefit from a constructive multi-year offshore and international investment cycle. Our innovative, technologically advanced product and service offerings, combined with disciplined execution and selective growth investments, provide a strong foundation for sustainable long-term stockholder value creation.”
Business Segment Results
(See Segment Data and Adjusted Segment EBITDA tables below)
Offshore Manufactured Products
Offshore Manufactured Products reported revenues of $104.4 million, operating income of $14.8 million and Adjusted Segment EBITDA of $18.8 million in the third quarter of 2026, compared to revenues of $92.7 million, operating income of $13.9 million and Adjusted Segment EBITDA of $17.9 million reported in the second quarter of 2026. Adjusted Segment EBITDA margin was 18% in the third quarter of 2026, compared to 19% in the second quarter of 2026.
Backlog totaled $482 million as of September 30, 2026, its highest level since December 2014. Third quarter bookings totaled $135 million, yielding a quarterly book-to-bill ratio of 1.3x and raising the year-to-date ratio to 1.2x.
Completion and Production Services
Completion and Production Services reported revenues of $23.2 million, operating income of $3.5 million and Adjusted Segment EBITDA of $6.1 million in the third quarter of 2026, compared to revenues of $24.3 million, operating income of $3.9 million and Adjusted Segment EBITDA of $6.6 million reported in the second quarter of 2026. Adjusted Segment EBITDA margin was 26% in the third quarter of 2026, compared to 27% in the second quarter of 2026.
Downhole Technologies
Downhole Technologies reported revenues of $42.2 million, operating income of $2.1 million and Adjusted Segment EBITDA of $3.6 million in the third quarter of 2026, compared to revenues of $39.7 million, operating income of $2.7 million and Adjusted Segment EBITDA of $4.2 million in the second quarter of 2026. Adjusted Segment EBITDA margin was 8% in the third quarter of 2026, compared to 11% in the second quarter of 2026.
Corporate
Corporate reported an operating loss of $14.1 million and an Adjusted Segment EBITDA loss of $8.3 million in the third quarter of 2026, compared to an operating loss of $8.9 million and an Adjusted Segment EBITDA loss of $9.7 million in the second quarter of 2026.
Operating loss in the third quarter of 2026 included charges of $5.5 million associated primarily with the retirement of the Company’s former President and Chief Executive Officer and facility exit costs.
Interest Expense, Net
Net interest expense totaled $1.3 million in the third quarter of 2026, which included $0.6 million of non-cash amortization of deferred debt issuance costs – the majority of which was associated with the July 2026 expiration of $30 million in undrawn lender commitments under the Company’s term loan facility.

Income Taxes
During the third quarter of 2026, the Company recognized income tax expense of $2.1 million, which included the impact of changes in valuation allowances recorded against deferred tax assets, certain discrete tax items and other non-deductible expenses, on pre-tax income of $5.3 million.
Cash Flows
During the third quarter of 2026, the Company generated $5.3 million of cash flows in operations, tempered by net working capital investments of $9.6 million. Proceeds from the sale of assets totaled $5.1 million during the quarter, which were partially offset by $3.2 million in capital expenditures.
The Company purchased $4.0 million of its common stock in the third quarter of 2026 under a Board-approved program that expired on October 24, 2026. On October 29, 2026, the Company's Board of Directors approved a new $50.0 million stock repurchase plan, which extends through October 2028.
Financial Condition
At September 30, 2026, the Company had cash on-hand of $22.9 million. Borrowings and letters of credit outstanding under the Cash Flow Credit Agreement totaled $19.8 million and $17.0 million, respectively, leaving $58.0 million available to be drawn.

Conference Call Information
The call is scheduled for October 30, 2026 at 9:00 a.m. Central Daylight Time, is being webcast and can be accessed from the Company’s website at www.ir.oilstatesintl.com. Participants may also join the conference call by dialing 1 (833) 461-5787 in the United States or by dialing +1 (585) 542-9983 internationally and using the passcode 896 920 459. A replay of the conference call will be available approximately two hours after the completion of the call and can be accessed from the Company’s website at www.ir.oilstatesintl.com.
About Oil States
Oil States International, Inc. is a global provider of manufactured products and services to customers in the energy, military and industrial sectors. The Company’s manufactured products include highly engineered capital equipment and consumable products. Oil States is headquartered in Houston, Texas with manufacturing and service facilities strategically located across the globe. Oil States is publicly traded on the New York Stock Exchange and NYSE Texas under the symbol “OIS”.
For more information on the Company, please visit Oil States International’s website at www.oilstatesintl.com.
Cautionary Language Concerning Forward Looking Statements
The foregoing contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are those that do not state historical facts and are, therefore, inherently subject to risks and uncertainties. The forward-looking statements included herein are based on current expectations and entail various risks and uncertainties that could cause actual results to differ materially from those forward-looking statements. Such risks and uncertainties include, among others, the impact of geopolitical conflicts and tensions, changes in tariffs and duties on imported materials and exported finished goods, the level of supply and demand for oil and natural gas, fluctuations in the current and future prices of oil and natural gas, the level of exploration, drilling and completion activity, general global economic conditions, the cyclical nature of the oil and natural gas industry, the financial health of our customers, the actions of the Organization of Petroleum Exporting Countries (“OPEC”) and other producing nations (together with OPEC, “OPEC+”) with respect to crude oil production levels and pricing, supply chain disruptions, including as a result of natural disasters, industrial accidents, additional trade restrictions or the adoption of or increase in tariffs, or the threat thereof, the impact of environmental matters, including executive actions and regulatory efforts to adopt environmental or climate change regulations that may result in increased operating costs or reduced oil and natural gas production or demand globally, consolidation of our customers, our ability to access and the cost of capital in the bank and capital markets, our ability to develop new competitive technologies and products, and other factors discussed in the “Business” and “Risk Factors” sections of the Company’s Annual Report on Form 10-K, as amended by its Annual Report on Form 10-K/A, for the year ended December 31, 2025, and the subsequently filed Quarterly Reports on Form 10-Q and Periodic Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof, and, except as required by law, the Company undertakes no obligation to update those statements or to publicly announce the results of any revisions to any of those statements to reflect future events or developments.

OIL STATES INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS
(In Thousands, Except Per Share Amounts)
(Unaudited)

	Three Months Ended			Nine Months Ended
	September 30, 2026	June 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025
Revenues:
Products	$109,845	$98,753	$106,492	$301,178	$314,385
Services	59,919	57,906	58,688	170,608	176,139
	169,764	156,659	165,180	471,786	490,524

Costs and expenses:
Product costs	88,639	77,724	85,561	240,730	249,826
Service costs	41,435	40,227	43,085	118,884	126,837
Cost of revenues (exclusive of depreciation and amortization expense presented below)	130,074	117,951	128,646	359,614	376,663
Selling, general and administrative expense	23,994	23,127	20,756	67,145	66,267
Depreciation and amortization expense	8,046	8,061	12,128	24,296	36,051
Impairments of operating lease assets	—	—	—	—	1,358
Impairments of assets held for sale	—	—	—	1,384	—
Other operating (income) expense, net	1,315	(4,192)	(1,098)	(2,978)	(5,479)
	163,429	144,947	160,432	449,461	474,860
Operating income	6,335	11,712	4,748	22,325	15,664

Interest expense, net	(1,308)	(508)	(1,773)	(2,991)	(5,043)
Other income (expense), net	226	(3,281)	362	(2,907)	1,136
Income before income taxes	5,253	7,923	3,337	16,427	11,757
Income tax provision	(2,137)	(2,013)	(1,437)	(6,293)	(3,888)
Net income	$3,116	$5,910	$1,900	$10,134	$7,869

Net income per share:
Basic	$0.05	$0.10	$0.03	$0.17	$0.13
Diluted	0.05	0.10	0.03	0.17	0.13

Weighted average number of common shares outstanding:
Basic	58,079	58,479	57,946	58,114	59,089
Diluted	58,249	58,627	58,016	58,452	59,144

OIL STATES INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS
(In Thousands)

	September 30, 2026	December 31, 2025
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$22,915	$69,914
Accounts receivable, net	200,088	202,445
Inventories, net	220,383	183,409
Assets held for sale	14,439	17,350
Prepaid expenses and other current assets	16,712	22,173
Total current assets	474,537	495,291

Property, plant, and equipment, net	228,840	244,382
Operating lease assets, net	13,686	12,731
Goodwill, net	70,312	70,524
Other intangible assets, net	27,297	31,455
Other noncurrent assets	29,931	29,048
Total assets	$844,603	$883,431

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current portion of long-term debt	$1,617	$53,370
Accounts payable	70,429	68,090
Accrued liabilities	36,992	38,480
Current operating lease liabilities	5,931	7,286
Income taxes payable	1,094	1,759
Deferred revenue	84,777	97,195
Total current liabilities	200,840	266,180

Long-term debt	18,423	1,670
Long-term operating lease liabilities	11,499	12,654
Deferred income taxes	5,775	5,765
Other noncurrent liabilities	24,485	23,971
Total liabilities	261,022	310,240

Stockholders’ equity:
Common stock	821	805
Additional paid-in capital	1,160,054	1,145,642
Retained earnings	174,417	164,283
Accumulated other comprehensive loss	(67,379)	(66,264)
Treasury stock	(684,332)	(671,275)
Total stockholders’ equity	583,581	573,191
Total liabilities and stockholders’ equity	$844,603	$883,431

OIL STATES INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS
(In Thousands)
(Unaudited)

	Nine Months Ended September 30,
	2026	2025
Cash flows from operating activities:
Net income	$10,134	$7,869
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation and amortization expense	24,296	36,051
Impairments of operating lease assets	—	1,358
Impairments of assets held for sale	1,384	—
Stock-based compensation expense	8,552	5,756
Amortization of debt issuance costs	1,528	1,235
Deferred income tax provision	291	852
Gains on disposals of assets	(5,757)	(5,455)
Losses (gains) on extinguishment of 4.75% convertible senior notes	3,594	(375)
Other, net	(2,686)	(2,192)
Changes in operating assets and liabilities:
Accounts receivable	1,295	(3,417)
Inventories	(37,539)	(5,287)
Accounts payable and accrued liabilities	(3,021)	2,692
Deferred revenue	(12,418)	20,801
Other operating assets and liabilities, net	7,503	(4,913)
Net cash flows provided by (used in) operating activities	(2,844)	54,975

Cash flows from investing activities:
Capital expenditures	(10,350)	(28,186)
Proceeds from disposition of property and equipment	855	5,416
Proceeds from disposition of assets held for sale	12,210	8,409
Other, net	(1,009)	(99)
Net cash flows provided by (used in) investing activities	1,706	(14,460)

Cash flows from financing activities:
Borrowings under credit facilities	94,268	512
Repayments of borrowings under credit facilities	(74,518)	(512)
Extinguishment of 4.75% convertible senior notes	(50,452)	(20,269)
Other debt and finance lease repayments, net	(533)	(283)
Payment of financing costs	(2,014)	(188)
Purchases of treasury stock	(9,105)	(16,186)
Shares added to treasury stock as a result of net share settlements due to vesting of stock awards	(3,952)	(2,458)
Net cash flows used in financing activities	(46,306)	(39,384)

Effect of exchange rate changes on cash and cash equivalents	445	558
Net change in cash and cash equivalents	(46,999)	1,689
Cash and cash equivalents, beginning of period	69,914	65,363
Cash and cash equivalents, end of period	$22,915	$67,052

Cash paid for:
Interest	$2,492	$4,033
Income taxes, net	6,658	4,648

OIL STATES INTERNATIONAL, INC. AND SUBSIDIARIES

SEGMENT DATA
(In Thousands)
(Unaudited)

	Three Months Ended			Nine Months Ended
	September 30, 2026	June 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025
Revenues:
Offshore Manufactured Products
Project-driven:
Products	$57,725	$51,954	$67,729	$161,566	$195,506
Services	34,594	32,420	30,172	97,724	82,503
	92,319	84,374	97,901	259,290	278,009
Military and other products	12,065	8,350	10,726	29,237	29,800
Total Offshore Manufactured Products	104,384	92,724	108,627	288,527	307,809
Completion and Production Services	23,159	24,274	27,525	68,931	91,468
Downhole Technologies	42,221	39,661	29,028	114,328	91,247
Total revenues	$169,764	$156,659	$165,180	$471,786	$490,524

Operating income (loss):
Offshore Manufactured Products	$14,795	$13,936	$17,603	$43,143	$48,868
Completion and Production Services	3,530	3,917	948	10,937	6,328
Downhole Technologies	2,145	2,737	(4,667)	4,437	(10,783)
Corporate	(14,135)	(8,878)	(9,136)	(36,192)	(28,749)
Total operating income (loss)	$6,335	$11,712	$4,748	$22,325	$15,664

Adjusted operating income (loss)(1):
Offshore Manufactured Products	$14,795	$13,936	$18,178	$43,335	$49,716
Completion and Production Services	3,530	3,917	3,635	10,937	12,124
Downhole Technologies	2,145	2,737	(4,667)	4,437	(9,576)
Corporate	(8,621)	(9,975)	(8,838)	(27,895)	(28,451)
Total adjusted operating income (loss)	$11,849	$10,615	$8,308	$30,814	$23,813
________________
(1)These are non-GAAP measures. See “Reconciliations of GAAP to Non-GAAP Financial Information” tables below for reconciliations to their most comparable GAAP measures as well as for further detail of charges and credits excluded from adjusted operating income (loss) in each of the periods presented.

OIL STATES INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATIONS OF GAAP TO NON-GAAP FINANCIAL INFORMATION
ADJUSTED OPERATING INCOME, EXCLUDING CHARGES AND CREDITS (A)
(In Thousands)
(Unaudited)

	Three Months Ended			Nine Months Ended
	September 30, 2026	June 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025

Operating income	$6,335	$11,712	$4,748	$22,325	$15,664
Impairments of:
Operating lease assets	—	—	—	—	1,358
Assets held for sale	—	—	—	1,384	—
Facility consolidation/closure and other charges	2,176	1,395	3,560	6,259	6,791
Executive transition costs	3,338	1,657	—	4,995	—
Gain on disposal of facility held for sale	—	(4,149)	—	(4,149)	—
Adjusted operating income, excluding charges and credits	$11,849	$10,615	$8,308	$30,814	$23,813
________________
(A)Adjusted operating income, excluding charges and credits consists of operating income plus impairments of assets, facility consolidation/closure and other charges, and executive transition costs, less gain on disposal of facility held for sale. Adjusted operating income, excluding charges and credits is not a measure of financial performance under GAAP and should not be considered in isolation from or as a substitute for operating income as prepared in accordance with GAAP. The Company has included adjusted operating income, excluding charges and credits as a supplemental disclosure because its management believes that adjusted operating income, excluding charges and credits provides investors a helpful measure for comparing its operating performance with previous and subsequent periods.

OIL STATES INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATIONS OF GAAP TO NON-GAAP FINANCIAL INFORMATION
ADJUSTED SEGMENT OPERATING INCOME (LOSS), EXCLUDING CHARGES AND CREDITS (B)
(In Thousands)
(Unaudited)

	Three Months Ended			Nine Months Ended
	September 30, 2026	June 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025
Offshore Manufactured Products:
Operating income	$14,795	$13,936	$17,603	$43,143	$48,868
Facility consolidation/closure and other charges	—	—	575	192	848
Adjusted Segment Operating Income, excluding charges and credits	$14,795	$13,936	$18,178	$43,335	$49,716

Completion and Production Services:
Operating income	$3,530	$3,917	$948	$10,937	$6,328
Impairments of operating lease assets	—	—	—	—	403
Facility consolidation/closure and other charges	—	—	2,687	—	5,393
Adjusted Segment Operating Income, excluding charges and credits	$3,530	$3,917	$3,635	$10,937	$12,124

Downhole Technologies:
Operating income (loss)	$2,145	$2,737	$(4,667)	$4,437	$(10,783)
Impairments of operating lease assets	—	—	—	—	955
Facility consolidation/closure and other charges	—	—	—	—	252
Adjusted Segment Operating Income (Loss), excluding charges and credits	$2,145	$2,737	$(4,667)	$4,437	$(9,576)

Corporate:
Operating loss	$(14,135)	$(8,878)	$(9,136)	$(36,192)	$(28,749)
Impairments of assets held for sale	—	—	—	1,384	—
Facility consolidation/closure and other charges	2,176	1,395	298	6,067	298
Executive transition costs	3,338	1,657	—	4,995	—
Gain on disposal of facility held for sale	—	(4,149)	—	(4,149)	—
Adjusted Segment Operating Loss, excluding charges and credits	$(8,621)	$(9,975)	$(8,838)	$(27,895)	$(28,451)
________________
(B)Adjusted Segment Operating Income (Loss), excluding charges and credits consists of operating income (loss) plus impairments of assets, facility consolidation/closure and other charges, and executive transition costs, less gain on disposal of facility held for sale. Adjusted Segment Operating Income (Loss), excluding charges and credits is not a measure of financial performance under GAAP and should not be considered in isolation from or as a substitute for segment operating income (loss) as prepared in accordance with GAAP. The Company has included Adjusted Segment Operating Income (Loss), excluding charges and credits as a supplemental disclosure because its management believes that Adjusted Segment Operating Income (Loss), excluding charges and credits provides investors a helpful measure for comparing its operating performance with previous and subsequent periods.

OIL STATES INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATIONS OF GAAP TO NON-GAAP FINANCIAL INFORMATION
ADJUSTED EBITDA (C)
(In Thousands)
(Unaudited)

	Three Months Ended			Nine Months Ended
	September 30, 2026	June 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025

Net income	$3,116	$5,910	$1,900	$10,134	$7,869
Interest expense, net	1,308	508	1,773	2,991	5,043
Income tax provision	2,137	2,013	1,437	6,293	3,888
Depreciation and amortization expense	8,046	8,061	12,128	24,296	36,051
Impairments of:
Operating lease assets	—	—	—	—	1,358
Assets held for sale	—	—	—	1,384	—
Facility consolidation/closure and other charges	2,176	1,395	3,560	6,259	6,791
Executive transition costs	3,338	1,657	—	4,995	—
Gain on disposal of facility held for sale	—	(4,149)	—	(4,149)	—
Losses (gains) on extinguishment of 4.75% convertible senior notes	—	3,594	6	3,594	(375)
Adjusted EBITDA	$20,121	$18,989	$20,804	$55,797	$60,625
________________
(C)The term Adjusted EBITDA consists of net income plus net interest expense, taxes, depreciation and amortization expense, impairments of assets, facility consolidation/closure and other charges, executive transition costs and losses (gains) on extinguishment of Convertible Notes, less gain on disposal of facility held for sale. Adjusted EBITDA is not a measure of financial performance under generally accepted accounting principles (“GAAP”) and should not be considered in isolation from or as a substitute for net income or cash flow measures prepared in accordance with GAAP or as a measure of profitability or liquidity. Additionally, Adjusted EBITDA may not be comparable to other similarly titled measures of other companies. The Company has included Adjusted EBITDA as a supplemental disclosure because its management believes that Adjusted EBITDA provides useful information regarding its ability to service debt and to fund capital expenditures and provides investors a helpful measure for comparing its operating performance with the performance of other companies that have different financing and capital structures or tax rates. The Company uses Adjusted EBITDA to compare and to monitor the performance of the Company and its business segments to other comparable public companies and as a benchmark for the award of incentive compensation under its annual incentive compensation plan. The table above sets forth reconciliations of Adjusted EBITDA to net income, which is the most directly comparable measure of financial performance calculated under GAAP.

OIL STATES INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATIONS OF GAAP TO NON-GAAP FINANCIAL INFORMATION
ADJUSTED SEGMENT EBITDA (D)
(In Thousands)
(Unaudited)

	Three Months Ended			Nine Months Ended
	September 30, 2026	June 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025
Offshore Manufactured Products:
Operating income	$14,795	$13,936	$17,603	$43,143	$48,868
Other income, net	18	39	139	36	321
Depreciation and amortization expense	3,938	3,932	3,958	11,810	11,269
Facility consolidation/closure and other charges	—	—	575	192	848
Adjusted Segment EBITDA	$18,751	$17,907	$22,275	$55,181	$61,306

Completion and Production Services:
Operating income	$3,530	$3,917	$948	$10,937	$6,328
Other income, net	182	219	229	530	440
Depreciation and amortization expense	2,401	2,434	4,089	7,352	12,444
Impairments of operating lease assets	—	—	—	—	403
Facility consolidation/closure and other charges	—	—	2,687	—	5,393
Adjusted Segment EBITDA	$6,113	$6,570	$7,953	$18,819	$25,008

Downhole Technologies:
Operating income (loss)	$2,145	$2,737	$(4,667)	$4,437	$(10,783)
Depreciation and amortization expense	1,438	1,506	3,978	4,483	12,012
Impairments of operating lease assets	—	—	—	—	955
Facility consolidation/closure and other charges	—	—	—	—	252
Adjusted Segment EBITDA	$3,583	$4,243	$(689)	$8,920	$2,436

Corporate:
Operating loss	$(14,135)	$(8,878)	$(9,136)	$(36,192)	$(28,749)
Other income (expense), net	26	(3,539)	(6)	(3,473)	375
Depreciation and amortization expense	269	189	103	651	326
Impairments of assets held for sale	—	—	—	1,384	—
Facility consolidation/closure and other charges	2,176	1,395	298	6,067	298
Executive transition costs	3,338	1,657	—	4,995	—
Gain on disposal of facility held for sale	—	(4,149)	—	(4,149)	—
Losses (gains) on extinguishment of 4.75% convertible senior notes	—	3,594	6	3,594	(375)
Adjusted Segment EBITDA	$(8,326)	$(9,731)	$(8,735)	$(27,123)	$(28,125)
________________
(D)The term Adjusted Segment EBITDA consists of operating income (loss) plus other income (expense), depreciation and amortization expense, impairments of assets and facility consolidation/closure and other charges, executive transition costs and losses (gains) on extinguishment of Convertible Notes, less gain on disposal of facility held for sale. Adjusted Segment EBITDA is not a measure of financial performance under GAAP and should not be considered in isolation from or as a substitute for operating income (loss) or cash flow measures prepared in accordance with GAAP or as a measure of profitability or liquidity. Additionally, Adjusted Segment EBITDA may not be comparable to other similarly titled measures of other companies. The Company has included Adjusted Segment EBITDA as supplemental disclosure because its management believes that Adjusted Segment EBITDA provides useful information regarding its ability to service debt and to fund capital expenditures and provides investors a helpful measure for comparing its operating performance with the performance of other companies that have different financing and capital structures or tax rates. The Company uses Adjusted Segment EBITDA to compare and to monitor the performance of its business segments to other comparable public companies and as a benchmark for the award of incentive compensation under its annual incentive compensation plan. The table above sets forth reconciliations of Adjusted Segment EBITDA to operating income (loss), which is the most directly comparable measure of financial performance calculated under GAAP.

OIL STATES INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATIONS OF GAAP TO NON-GAAP FINANCIAL INFORMATION
ADJUSTED NET INCOME, EXCLUDING CHARGES AND CREDITS (E) AND
ADJUSTED NET INCOME PER SHARE, EXCLUDING CHARGES AND CREDITS (F)
(In Thousands, Except Per Share Amounts)
(Unaudited)

	Three Months Ended			Nine Months Ended
	September 30, 2026	June 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025

Net income	$3,116	$5,910	$1,900	$10,134	$7,869
Impairments of:
Operating lease assets	—	—	—	—	1,358
Assets held for sale	—	—	—	1,384	—
Facility consolidation/closure and other charges	2,176	1,395	3,560	6,259	6,791
Executive transition costs	3,338	1,657	—	4,995	—
Gain on disposal of facility held for sale	—	(4,149)	—	(4,149)	—
Losses (gains) on extinguishment of 4.75% convertible senior notes	—	3,594	6	3,594	(375)
Total adjustments, before taxes	5,514	2,497	3,566	12,083	7,774
Income tax benefit impact of adjustments, net	(145)	—	(749)	(145)	(1,633)
Total adjustments, net of taxes	5,369	2,497	2,817	11,938	6,141
Adjusted net income, excluding charges and credits	$8,485	$8,407	$4,717	$22,072	$14,010

Adjusted weighted average number of diluted common shares outstanding	58,249	58,627	58,016	58,452	59,144

Adjusted diluted net income per share, excluding charges and credits	$0.15	$0.14	$0.08	$0.38	$0.24
________________
(E)Adjusted net income, excluding charges and credits consists of net income plus impairments of assets and facility consolidation/closure and other charges, executive transition costs and losses (gains) on extinguishment of Convertible Notes, less gain on disposal of facility held for sale and the impact of these adjustments on income tax provision (benefit). Adjusted net income, excluding charges and credits is not a measure of financial performance under GAAP and should not be considered in isolation from or as a substitute for net income as prepared in accordance with GAAP. The Company has included adjusted net income, excluding charges and credits as a supplemental disclosure because its management believes that adjusted net income, excluding charges and credits provides investors a helpful measure for comparing its operating performance with previous and subsequent periods.
(F)Adjusted net income per share, excluding charges and credits is calculated as adjusted net income, excluding charges and credits divided by the weighted average number of common shares outstanding. Adjusted net income per share, excluding charges and credits is not a measure of financial performance under GAAP and should not be considered in isolation from or as a substitute for net income per share as prepared in accordance with GAAP. The Company has included adjusted net income per share, excluding charges and credits as a supplemental disclosure because its management believes that adjusted net income per share, excluding charges and credits provides investors a helpful measure for comparing its operating performance with previous and subsequent periods.

OIL STATES INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATIONS OF GAAP TO NON-GAAP FINANCIAL INFORMATION
FREE CASH FLOW (G)
(In Thousands)
(Unaudited)

	Three Months Ended			Nine Months Ended
	September 30, 2026	June 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025

Net cash flows provided by (used in) operating activities	$5,298	$(6,257)	$30,685	$(2,844)	$54,975
Less: Capital expenditures	(3,211)	(2,912)	(8,706)	(10,350)	(28,186)
Plus: Proceeds from disposition of property and equipment	118	341	1,199	855	5,416
Proceeds from disposition of assets held for sale	4,934	6,803	—	12,210	8,409
Free cash flow	$7,139	$(2,025)	$23,178	$(129)	$40,614
________________
(G)The term free cash flow consists of net cash flows provided by (used in) operating activities less capital expenditures plus proceeds from the disposition of property and equipment and assets held for sale. Free cash flow is not a measure of financial performance under GAAP and should not be considered in isolation from or as a substitute for cash flow measures prepared in accordance with GAAP. The table above sets forth reconciliations of free cash flow to net cash flows provided by (used in) operating activities, which is the most directly comparable measure of financial performance calculated under GAAP.
Company Contact:
Matthew Autenrieth
Oil States International, Inc.
Executive Vice President, Chief Financial Officer and Treasurer
(713) 652-0582
SOURCE: Oil States International, Inc.